UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2019

Black Creek Industrial REIT IV Inc.

(Exact name of registrant as specified in its charter)

Maryland	000-56032	47-1592886
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

518 Seventeenth Street, 17th Floor
Denver, CO 80202
(Address of principal executive offices)

(303) 228-2200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Title of eacth class:	Trading Symbol(s)	Name of each exchange on which registered:

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01                   Entry Into a Material Definitive Agreement.

The information discussed under Item 5.02 of this Current Report on Form 8-K is incorporated by reference into this Item 1.01.

Item 5.02                   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Dwight L. Merriman III, currently the Managing Director, Chief Executive Officer and Director of Black Creek Industrial REIT IV Inc. (the “Company”), has been named Chief Executive Officer of Industrial for Black Creek Group, LLC (“Black Creek Group”), an affiliate of the Company’s sponsor.  In this role, Mr. Merriman will oversee the acquisition, asset management and portfolio management activities for all industrial investments across Black Creek Group-sponsored funds, including the Company.  As a result, on December 9, 2019, Mr. Merriman announced to the Company’s board of directors (the “Board”) that he will step down as Managing Director, Chief Executive Officer of the Company, effective as of January 1, 2020, but will remain a director of the Company. In connection with this announcement, on December 9, 2019, the Board appointed Jeffrey W. Taylor, as Managing Director, Co-President, and principal executive officer of the Company effective immediately.

Jeffrey W. Taylor, age 47, has served as Managing Director, Co-President since December 9, 2019. Mr. Taylor has had a long tenure at the Company and is familiar with its day-to-day operations, having served as the Company’s Managing Director of Shareholder Operations since May 2017 and previously served as the Company’s Senior Vice President of Shareholder Operations from February 2016 to May 2017. Mr. Taylor has also served as Managing Director, Chief Operating Officer of Black Creek Group since 2017 and Senior Vice President of Operations of Black Creek Group since 2009.  In those roles, he has responsibilities for shareholder operations, product management and development, coordination of risk management programs and certain business operations. Mr. Taylor has also served as Managing Director, Co-President of Black Creek Diversified Property Fund Inc. (“DPF”) since December 10, 2019, as Managing Director of Shareholder Operations of DPF since April 2017 and as Senior Vice President of Shareholder Operations of DPF from September 2012 to May 2017. He has also served as Managing Director of Shareholder Operations of Industrial Property Trust Inc. (“IPT”) since May 2017 and as Senior Vice President Shareholder Operations of IPT from December 2013 to May 2017. He has also served as President of BCG Advisors LLC since March 2012. BCG Advisors LLC is a registered investment advisor which has been engaged by BCI IV Advisors LLC (the “Advisor”) and the Company to provide non-discretionary advice and recommendations with respect to the Company’s investment in securities. Mr. Taylor’s background includes investment management, risk management, product management, operating company analysis and strategic planning within financial services companies. Prior to joining the Company and Black Creek Group, Mr. Taylor served in various positions with INVESCO Funds Group, most notably in management roles within the investment division and the distribution company as well as positions within the transfer agency. Mr. Taylor holds a Bachelor’s degree from Pennsylvania State University and a Master’s in Business Administration from the University of Colorado at Denver. In addition, Mr. Taylor is a CFA Charterholder.

Mr. Taylor will hold office until his respective successor is duly elected or appointed and qualifies or until his earlier death, resignation or removal in the manner set forth in the Company’s bylaws.

In connection his appointment as an executive officer, Mr. Taylor and the Company also entered into an Indemnification Agreement (the “Indemnification Agreement”), effective as of December 9, 2019, consistent with the form of the Indemnification Agreement which is entered into between each director and executive officer and the Company. The Indemnification Agreement requires, among other things, that, subject to certain limitations, the Company will indemnify Mr. Taylor and advance to him all related expenses, subject to reimbursement if it is subsequently determined that indemnification is not permitted. The preceding summary of the Indemnification Agreement does not purport to be complete and is qualified in its entirety by reference to the Indemnification Agreement that is incorporated herein by reference as Exhibit 10.1 to this Current Report on Form 8-K.

Further, effective December 9, 2019, in connection with Mr. Taylor’s appointment as Managing Director, Co-President of the Company, the Board approved the modification of the title of Mr. Rajat Dhanda to Managing Director, Co-President of the Company.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1

Form of Indemnification Agreement entered into between Black Creek Industrial REIT IV Inc. and each of Evan H. Zucker, Dwight L. Merriman III, Thomas G. McGonagle, Joshua J. Widoff, Marshall M. Burton, Charles B. Duke, Stanley A. Moore and John S. Hagestad as of February 9, 2016, Rajat Dhanda as of May 17, 2017, Scott W. Recknor as of September 1, 2017 and Jeffrey W. Taylor as of December 9, 2019. Incorporated by reference to Exhibit 10.6 to Post-Effective Amendment No. 1 to the Registration Statement on Form S-11 (File No 333-200594) filed with the SEC on July 1, 2016.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (such as those concerning the leadership changes described herein) that are based on the Company’s current expectations, plans, estimates, assumptions, and beliefs that involve numerous risks and uncertainties, including, without limitation, risks that the proposed changes disrupt or negatively impact the Company’s operations and performance, risks that the newly-appointed officer does not perform as expected, and those risks set forth in the Company’s Annual Report on Form 10-K and other filings with the Securities and Exchange Commission. Although these forward-looking statements reflect management’s belief as to future events, actual events or the Company’s investments and results of operations could differ materially from those expressed or implied in these forward-looking statements. To the extent that the Company’s assumptions differ from actual results, the Company’s ability to meet such forward-looking statements may be significantly hindered. You are cautioned not to place undue reliance on any forward-looking statements. The Company cannot assure you that it will attain its investment objectives.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACK CREEK INDUSTRIAL REIT IV INC.

December 10, 2019	By:	/s/ THOMAS G. MCGONAGLE
		Name:	Thomas G. McGonagle
		Title:	Managing Director, Chief Financial Officer